UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2007

                                 ITT CORPORATION
             (Exact name of registrant as specified in its charter)



            Indiana                       1-5672             13-5158950
  (State or other jurisdiction         (Commission         (I.R.S. Employer
       of incorporation)               File Number)        Identification No.)

                    4 West Red Oak Lane
                    White Plains, New York                          10604
                    (Address of principal                        (Zip Code)
                      executive offices)


       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.01         Regulation FD Disclosure

            The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

            ITT Corporation announced today that is has executed an agreement to acquire privately held International Motion Control ("IMC"), a global developer of motion control products, for $395 million. The impact of the transaction is projected to be slightly dilutive to ITT's earnings per share in 2007, but the Company expects to meet its 2007 EPS guidance of $3.44 to $3.50, including the impact of the IMC transaction, based on the strengths of the Company's underlying businesses.

A copy of the press release regarding this transaction is attached and incorporated by reference herein as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits

99.1     Press release issued June 26, 2007 by ITT Corporation

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ITT CORPORATION
                                              By:      /s/ Kathleen S. Stolar
                                                       ----------------------
                                                       Kathleen S. Stolar

                                              Its:     Vice President, Secretary


Date: June 26, 2007


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